UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2017 (June 7, 2017)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

Arlington Asset Investment Corp. (the “Company”) held its annual meeting of shareholders on June 7, 2017.  At the annual meeting, the shareholders voted on (i) the election of Eric F. Billings, Daniel J. Altobello, Daniel E. Berce, David W. Faeder, Peter A. Gallagher, Ralph S. Michael, III, Anthony P. Nader, III and J. Rock Tonkel, Jr. to the Company’s Board of Directors for one-year terms expiring at the 2018 annual meeting of shareholders, (ii) a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017, (iii) a proposal to approve, on an advisory (non-binding) basis, the Company’s executive compensation, and (iv) a proposal to select, on an advisory (non-binding) basis, the frequency of future advisory votes on executive compensation.  The shareholders elected all eight nominees for director, approved the ratification of the appointment of PricewaterhouseCoopers LLP, approved, on an advisory basis, the Company’s executive compensation and recommended, on an advisory basis, an annual advisory vote on executive compensation.

The full results of the matters voted on at the annual meeting are set forth below:

Proposal No. 1 — Election of Directors:

Nominee for Director	For	Against	Abstain	Broker Non-Votes
Eric F. Billings	7,323,883	296,620	83,184	10,731,623
Daniel J. Altobello	7,280,078	346,758	76,851	10,731,623
Daniel E. Berce	7,339,194	285,329	79,164	10,731,623
David W. Faeder	7,308,625	312,699	82,363	10,731,623
Peter A. Gallagher	6,891,871	729,356	82,460	10,731,623
Ralph S. Michael, III	7,287,842	329,456	86,389	10,731,623
Anthony P. Nader, III	7,285,429	321,889	96,369	10,731,623
J. Rock Tonkel, Jr.	7,307,973	323,968	71,746	10,731,623

Proposal No. 2 — Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
17,780,932	459,372	195,006	*
*	No broker non-votes arose in connection with Proposal No. 2, due to the fact that the matter was considered “routine” under NYSE rules.

Proposal No. 3 — Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
6,622,218	831,836	249,633	10,731,623

Proposal No. 4 — Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation:

1 year	2 years	3 years	Abstain	Broker Non-Votes
6,688,964	204,687	605,733	204,303	10,731,623

As disclosed above, 6,688,964 of the votes cast on Proposal No. 4 voted, on an advisory basis, to hold an advisory shareholder vote on executive compensation every year.  In view of these voting results and in accordance with the Board of Directors’ recommendation, the Board of Directors has determined that advisory votes on executive compensation will be submitted to stockholders every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.
Date: June 8, 2017	By:/s/ Richard E. Konzmann Name:Richard E. Konzmann Title:Executive Vice President, Chief Financial Officer and Treasurer